UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2017

Item 1. Reports to Stockholders

Annual report

Alternative / specialty mutual fund

Delaware Healthcare Fund

March 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Healthcare Fund at delawarefunds.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2017, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Healthcare Fund	April 11, 2017 (Unaudited)

Performance preview (for the year ended March 31, 2017)
Delaware Healthcare Fund (Institutional Class shares)	1-year return	+12.53%
Delaware Healthcare Fund (Class A shares)	1-year return	+12.30%
Russell 3000® Healthcare Index (benchmark)	1-year return	+13.25%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Healthcare Fund, please see the table on page 3.

Institutional Class Shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 5 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market overview

The healthcare sector experienced significant challenges during the fiscal year ended March 31, 2017. Events including the US presidential election, concern both before and after the election about the state of healthcare policy, the debate over the Affordable Care Act (ACA), and persistent concerns surrounding drug pricing and regulatory reform weighed on performance. However, some of these concerns were alleviated following the election of Donald Trump.

Fund performance

For the fiscal year ended March 31, 2017, Delaware Healthcare Fund Institutional Class shares returned +12.53%. The Fund’s Class A shares returned +12.30% at net asset value and +5.81% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark, the Russell 3000 Healthcare Index, returned +13.25%. Complete annualized performance for Delaware Healthcare Fund is shown in the table on page 3.

Among sectors, the Fund’s small- and mid-cap medical products holdings contributed to relative performance. An overweight position in German company MorphoSys positively contributed to performance. MorphoSys remains one of the few antibody technology platforms that has not been acquired by a large pharmaceutical company. Its shares recovered recently as a result of progress made on its new products’ pipeline. An underweight position in Allergan was also favorable in terms of asset allocation. Allergan’s shares declined after its reverse buyout deal with Pfizer was called off. In addition, Allergan delayed divesting its generic drug unit to Teva Pharmaceutical. We sold the Fund’s position in the company after the Pfizer deal was unsuccessful. The Fund’s overweight stance in Perrigo somewhat mitigated this outperformance, however. Shares of Perrigo fell sharply in April after CEO Joseph Papa resigned and the company issued weak guidance.

In the healthcare services sector, shares of Quest Diagnostics contributed to performance as the company made up the market share it lost over the past two years. Additionally, Quest Diagnostics has resumed growth that is in line with the industry rate.

Elsewhere, an underweight stance in the medical distributors sector was favorable in terms of asset allocation. Among other non-healthcare stocks, shares of Chinese Internet company SINA outperformed. SINA operates an online portal

Portfolio management review

Delaware Healthcare Fund

and owns a majority stake in Weibo, a leading Internet social media platform. Shares of Weibo rose when the company demonstrated progress in generating advertising revenue on its platform. SINA’s valuation increased as a result. SINA distributed a small portion of its Weibo holdings to shareholders. Investors viewed that favorably from a corporate-governance perspective. Additionally, the Fund’s positions in both Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (FMCC) rose sharply following the election of Donald Trump. Investors believe the new administration may return both companies to private ownership.

The Fund’s holdings in the biotechnology sector detracted the most from relative performance. Shares of ImmunoGen fell after the company announced in June 2016 that it would raise cash through a convertible offering. The Fund’s position in Seattle Genetics was a bright spot, however. Shares of the company performed well after it announced better-than-expected earnings in July 2016 and promising results for its cancer therapy.

Shares of Bristol-Myers Squibb, in the blue chip medical products sector, underperformed after its flagship cancer product produced disappointing results compared to its peers in trials for first-line lung cancer therapy. The Fund’s significant underweight positions in Johnson & Johnson and Merck were unfavorable in terms of asset allocation. We sold the Fund’s positions in Johnson & Johnson and Merck as we believe that both stocks are expensive and are not trading at any discount to their intrinsic values.

For global healthcare investors, there are risks that short-term legislative and judicial action can overshadow the positive long-term fundamentals of the sector and of specific companies.

Nevertheless, we continue to see significant long-term opportunities in the global healthcare asset class. The baby-boom generation in America is aging, implying expanding demand for healthcare products and services for decades to come. At the same time, middle-class populations in countries with emerging economies (notably India and China) are growing rapidly, creating big appetites for Western-style medicine. We remain positive on the sector and its growth opportunities.

In our view, healthcare remains one of the few growth sectors in the economy. With Donald Trump’s presidential victory and Republicans in control of Congress, it seems likely to us that there will be changes to or a repeal of the ACA are likely at some point and think the market will see this deregulation as a positive for the healthcare sector.

We believe the underperformance in healthcare last year was a cyclical rotation and that healthcare stocks, particularly biotechnology companies, have now corrected and repriced following their bull run. That took place well before the rest of the US market began to recover. We believe the correction is largely done and continue to see many attractive opportunities.

We put a premium on disciplined, intensive research when analyzing investment opportunities for the Fund and favor companies that exhibit such traits as:

●	proven competitiveness,

●	seasoned management teams, and

●	stock valuations that are discounted meaningfully from our estimates of intrinsic value.

These characteristics are part of our daily considerations as we follow our conservative, stock-by-stock approach to portfolio management.

Performance summary

Delaware Healthcare Fund	March 31, 2017 (Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawarefunds.com/ performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2017
	1 year	3 years	5 years	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	+12.30%	+8.43%	+15.65%	+16.35%
Including sales charge	+5.81%	+6.31%	+14.29%	+15.62%
Class C (Est. Jan. 28, 2010)
Excluding sales charge	+11.45%	+7.62%	+14.80%	+15.14%
Including sales charge	+10.45%	+7.62%	+14.80%	+15.14%
Class R (Est. Jan. 28, 2010)
Excluding sales charge	+12.03%	+8.16%	+15.38%	+15.70%
Including sales charge	+12.03%	+8.16%	+15.38%	+15.70%
Institutional Class
(Est. Sept. 28, 2007)
Excluding sales charge	+12.53%	+8.70%	+15.95%	+16.56%
Including sales charge	+12.53%	+8.70%	+15.95%	+16.56%
Russell 3000 Healthcare Index	+13.25%	+10.16%	+16.95%	+10.79%*

*The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 4. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Performance summary

Delaware Healthcare Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Healthcare companies are subject to extensive government regulation and their profitability can be affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and malpractice or other litigation.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Nondiversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.35%	2.10%	1.60%	1.10%
Net expenses (including fee waivers, if any)	1.35%	2.10%	1.60%	1.10%
Type of waiver	n/a	n/a	n/a	n/a

Performance of a $10,000 Investment1

Average annual total returns from Sept. 28, 2007 (Fund’s inception)

through March 31, 2017

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 4. Please note additional details on pages 3 through 6.

The graph also assumes $10,000 invested in the Russell 3000 Healthcare Index as of Sept. 28, 2007. The Russell 3000 Healthcare Index measures the performance of all healthcare holdings included in the Russell 3000 Index, which represents the 3,000 largest US companies based on total market capitalization.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summary

Delaware Healthcare Fund

	Nasdaq symbols	CUSIPs
Class A	DLHAX	24610E101
Class C	DLHCX	24610E200
Class R	DLRHX	24610E309
Institutional Class	DLHIX	24610E408

Disclosure of Fund expenses

For the six-month period from October 1, 2016 to March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2016 to March 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from October 1, 2016 to March 31, 2017 (Unaudited)

Delaware Healthcare Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$1,045.80	1.37%	$6.99
Class C	1,000.00	1,042.10	2.12%	10.79
Class R	1,000.00	1,044.80	1.62%	8.26
Institutional Class	1,000.00	1,047.30	1.12%	5.72
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.10	1.37%	$6.89
Class C	1,000.00	1,014.36	2.12%	10.65
Class R	1,000.00	1,016.85	1.62%	8.15
Institutional Class	1,000.00	1,019.35	1.12%	5.64

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and top 10 equity holdings

Delaware Healthcare Fund	As of March 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	102.18%
Biotechnology	16.46%
Blue Chip Medical Products	53.98%
Healthcare Services	8.75%
Other	9.20%
Small/Mid-Cap Medical Products	13.79%
Rights	0.01%
Total Value of Securities	102.19%
Liabilities Net of Receivables and Other Assets	(2.19%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Eli Lilly & Co.	6.77%
MorphoSys	6.57%
Chugai Pharmaceutical	5.80%
Amgen	5.26%
Sanofi	5.08%
Sanofi ADR	4.84%
Perrigo	4.48%
GlaxoSmithKline ADR	4.39%
Pfizer	4.14%
Boston Scientific	3.50%

Schedule of investments

Delaware Healthcare Fund	March 31, 2017

	Number of shares	Value (U.S. $)

Common Stock – 102.18%²

Biotechnology – 16.46%
Active Biotech †	9,691	$18,602
Alder Biopharmaceuticals †	170,000	3,536,000
Aralez Pharmaceuticals †	69,667	149,087
Array BioPharma †	330,000	2,950,200
Bioverativ †	6,500	353,990
Epizyme †	20,000	343,000
Foundation Medicine †	80,000	2,580,000
Genomic Health †	38,000	1,196,620
ImmunoGen †	700,000	2,709,000
Intercept Pharmaceuticals †	5,000	565,500
Ligand Pharmaceuticals Class B †	65,000	6,879,600
MacroGenics †	50,000	930,000
Mirati Therapeutics †	80,000	416,000
Momenta Pharmaceuticals †	90,000	1,201,500
Myriad Genetics †	135,000	2,592,000
Neurocrine Biosciences †	130,000	5,629,000
Regeneron Pharmaceuticals †	20,000	7,750,200
Regulus Therapeutics †	20,000	33,000
Rigel Pharmaceuticals †	532,208	1,761,608
Sarepta Therapeutics †	33,000	976,800
Seattle Genetics †	120,000	7,543,200
uniQure †	70,000	404,600
Vanda Pharmaceuticals †	130,000	1,820,000
Vascular Biogenics †	330,000	1,815,000
Vertex Pharmaceuticals †	25,000	2,733,750
Xencor †	55,000	1,315,600
XOMA †	40,000	284,400

		58,488,257

Blue Chip Medical Products – 53.98%
AbbVie	130,000	8,470,800
Amgen	114,000	18,703,980
AstraZeneca	110,000	6,770,358
AstraZeneca ADR	105,000	3,269,700
Biogen †	2,000	546,840
Boston Scientific †	500,000	12,435,000
Bristol-Myers Squibb	160,000	8,700,800
Chugai Pharmaceutical	600,000	20,614,390
Eli Lilly & Co.	286,000	24,055,460
Gilead Sciences	158,000	10,731,360
GlaxoSmithKline ADR	370,000	15,599,200
Pfizer	430,000	14,710,300
Sanofi	200,000	18,054,523

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Blue Chip Medical Products (continued)
Sanofi ADR	380,000	$17,195,000
Stryker	20,000	2,633,000
UCB	60,000	4,654,022
Zimmer Biomet Holdings	38,000	4,640,180

		191,784,913

Healthcare Services – 8.75%
Aetna	43,000	5,484,650
Anthem	38,000	6,284,440
DaVita †	80,000	5,437,600
Quest Diagnostics	58,000	5,695,020
UnitedHealth Group	50,000	8,200,500

		31,102,210

Other – 9.20%
Changyou.com ADR †	100,000	2,804,000
Cia de Minas Buenaventura ADR	115,300	1,388,212
Dyax = †	400,000	444,000
Fannie Mae †	900,000	2,340,000
Federal Home Loan Mortgage †	900,000	2,232,000
Intrepid Potash †	317,905	546,797
Kinross Gold †	400,000	1,404,000
News Class B	300,000	4,050,000
SINA †	89,508	6,455,317
Sohu.com †	280,000	11,012,400

		32,676,726

Small/Mid-Cap Medical Products – 13.79%
Durect †	47,425	49,796
Halozyme Therapeutics †	460,000	5,961,600
MorphoSys †	397,093	23,328,688
Mylan †	95,000	3,704,050
Perrigo	240,000	15,933,600

		48,977,734

Total Common Stock (cost $292,109,404)		363,029,840

Rights – 0.01%

Ambit Bioscience = †	76,500	45,900

Total Rights (cost $0)		45,900

Total Value of Securities – 102.19% (cost $292,109,404)		$363,075,740

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Schedule of investments

Delaware Healthcare Fund

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2016, the aggregate value of fair valued securities was $489,900, which represents 0.14% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

†	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statement of assets and liabilities

Delaware Healthcare Fund	March 31, 2017

Assets:
Investments, at value[1]	$363,075,740
Receivable for securities sold	3,319,410
Receivable for fund shares sold	392,954
Dividends and interest receivable	295,951
Foreign tax reclaims receivable	284,920

Total assets	367,368,975

Liabilities:
Cash overdraft	10,510,596
Payable for fund shares redeemed	812,308
Other accrued expenses	398,358
Investment management fees payable to affiliates	260,872
Distribution fees payable to affiliates	85,913
Trustees’ fees and expenses payable	952
Dividend disbursing and transfer agent fees and expenses payable to affiliates	6,095
Accounting and administration expenses payable to affiliates	1,420
Legal fees payable to affiliates	750
Reports and statements to shareholders expenses payable to affiliates	655

Total liabilities	12,077,919

Total Net Assets	$355,291,056

Net Assets Consist of:
Paid-in capital	$284,846,597
Undistributed net investment income	6,648,213
Accumulated net realized loss on investments	(7,147,942)
Net unrealized appreciation of investments	70,966,336
Net unrealized depreciation of foreign currencies	(22,148)

Total Net Assets	$355,291,056

Net Asset Value
Class A:
Net assets	$154,687,481
Shares of beneficial interest outstanding, unlimited authorization, no par	8,059,077
Net asset value per share	$19.19
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$20.36

Class C:
Net assets	$57,814,041
Shares of beneficial interest outstanding, unlimited authorization, no par	3,148,228
Net asset value per share	$18.36

Class R:
Net assets	$5,169,070
Shares of beneficial interest outstanding, unlimited authorization, no par	272,289
Net asset value per share	$18.98

Institutional Class:
Net assets	$137,620,464
Shares of beneficial interest outstanding, unlimited authorization, no par	7,138,782
Net asset value per share	$19.28
[1]Investments, at cost	$292,109,404

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Healthcare Fund	Year ended March 31, 2017

Investment Income:
Dividends	$9,443,330
Interest	87
Foreign tax withheld	(382,714)

9,060,703

Expenses:
Management fees	3,466,006
Distribution expenses – Class A	469,917
Distribution expenses – Class C	678,688
Distribution expenses – Class R	27,835
Dividend disbursing and transfer agent fees and expenses	473,856
Custodian fees	278,467
Accounting and administration expenses	128,282
Reports and statements to shareholders expenses	75,322
Registration fees	71,519
Legal fees	39,117
Audit and tax fees	36,410
Trustees’ fees and expenses	20,557
Other	23,179

5,789,155
Less expense paid indirectly	(858)

Total operating expenses	5,788,297

Net Investment Income	3,272,406

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$4,137,909
Foreign currencies	(45,857)
Foreign currency exchange contracts	32,037

Net realized gain	4,124,089

Net change in unrealized appreciation (depreciation) of:
Investments	36,632,727
Foreign currencies	(17,280)
Foreign currency exchange contracts	(8,504)

Net change in unrealized appreciation (depreciation)	36,606,943

Net Realized and Unrealized Gain	40,731,032

Net Increase in Net Assets Resulting from Operations	$44,003,438

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Healthcare Fund

	Year ended
	3/31/17	3/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,272,406	$1,046,889
Net realized gain	4,124,089	41,641,548
Net change in unrealized appreciation (depreciation)	36,606,943	(58,017,730)

Net increase (decrease) in net assets resulting from operations	44,003,438	(15,329,293)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,657,791)	(1,823,109)
Class C	(143,682)	(82,732)
Class R	(35,340)	(31,661)
Institutional Class	(1,458,416)	(1,970,545)

Net realized gain:
Class A	(11,453,829)	(14,487,784)
Class C	(4,159,937)	(5,555,462)
Class R	(330,563)	(360,345)
Institutional Class	(7,952,617)	(11,974,846)

	(27,192,175)	(36,286,484)

Capital Share Transactions:
Proceeds from shares sold:
Class A	42,032,234	67,165,426
Class C	6,361,191	21,404,861
Class R	2,208,625	3,735,509
Institutional Class	65,171,457	65,941,886

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,440,137	15,673,196
Class C	4,185,575	4,283,157
Class R	365,901	392,004
Institutional Class	7,777,942	11,834,779

	140,543,062	190,430,818

	Year ended
	3/31/17	3/31/16
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(105,286,277)	$(80,850,210)
Class C	(29,139,856)	(19,683,035)
Class R	(3,498,854)	(3,397,791)
Institutional Class	(97,469,421)	(81,607,460)

	(235,394,408)	(185,538,496)

Increase (decrease) in net assets derived from capital share transactions	(94,851,346)	4,892,322

Net Decrease in Net Assets	(78,040,083)	(46,723,455)
Net Assets:
Beginning of year	433,331,139	480,054,594

End of year	$355,291,056	$433,331,139

Undistributed (distributions in excess of) net investment income	$6,648,213	$(3,092,602)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Healthcare Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		10/1/14
Year ended		to	Year ended

3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13	9/30/12

$18.460	$20.360	$20.610	$17.190	$11.940	$10.350

0.161	0.050	0.006	0.001	(0.007)	0.059
1.961	(0.438)	1.828	3.839	5.294	2.288

2.122	(0.388)	1.834	3.840	5.287	2.347

(0.176)	(0.169)	(0.012)	—	(0.037)	(0.002)
(1.216)	(1.343)	(2.072)	(0.420)	—	(0.755)

(1.392)	(1.512)	(2.084)	(0.420)	(0.037)	(0.757)

$19.190	$18.460	$20.360	$20.610	$17.190	$11.940

12.30%	(2.45% )	9.31%	22.68%	44.50%	23.96%

$154,687	$197,138	$218,427	$185,734	$165,780	$41,425
1.38%	1.37%	1.36%	1.35%	1.38%	1.55%
1.38%	1.37%	1.36%	1.35%	1.43%	1.63%
0.84%	0.25%	0.06%	0.01%	(0.05% )	0.52%
0.84%	0.25%	0.06%	0.01%	(0.10% )	0.44%
29%	46%	19%	60%	29%	88%

Financial highlights

Delaware Healthcare Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		10/1/14
Year ended		to	Year ended

3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13		9/30/12

$17.720	$19.600	$19.970	$16.800	$11.710		$10.240

0.016	(0.098)	(0.066)	(0.139)	(0.117)		(0.026)
1.882	(0.419)	1.768	3.729	5.207		2.251

1.898	(0.517)	1.702	3.590	5.090		2.225

(0.042)	(0.020)	—	—	—		—
(1.216)	(1.343)	(2.072)	(0.420)	—		(0.755)

(1.258)	(1.363)	(2.072)	(0.420)	—		(0.755)

$18.360	$17.720	$19.600	$19.970	$16.800		$11.710

11.45%	(3.17% )	8.92%	21.77%	43.47%		22.96%

$57,814	$73,715	$76,558	$62,398	$28,557		$5,446
2.13%	2.12%	2.11%	2.10%	2.13%		2.30%
2.13%	2.12%	2.11%	2.10%	2.13%		2.33%
0.09%	(0.50% )	(0.69% )	(0.74% )	(0.80%	)	(0.23% )
0.09%	(0.50% )	(0.69% )	(0.74% )	(0.80%	)	(0.26% )
29%	46%	19%	60%	29%		88%

Financial highlights

Delaware Healthcare Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		10/1/14
Year ended		to	Year ended

3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13	9/30/12

$18.270	$20.170	$20.450	$17.100	$11.870	$10.320

0.112	(0.001)	(0.019)	(0.046)	(0.044)	0.030
1.944	(0.438)	1.811	3.816	5.281	2.275

2.056	(0.439)	1.792	3.770	5.237	2.305

(0.130)	(0.118)	—	—	(0.007)	—
(1.216)	(1.343)	(2.072)	(0.420)	—	(0.755)

(1.346)	(1.461)	(2.072)	(0.420)	(0.007)	(0.755)

$18.980	$18.270	$20.170	$20.450	$17.100	$11.870

12.03%	(2.71% )	9.17%	22.46%	44.15%	23.60%

$5,169	$5,878	$5,713	$4,506	$2,360	$773
1.63%	1.62%	1.61%	1.60%	1.63%	1.80%
1.63%	1.62%	1.61%	1.60%	1.73%	1.93%
0.59%	0.00%	(0.19% )	(0.24% )	(0.30% )	0.27%
0.59%	0.00%	(0.19% )	(0.24% )	(0.40% )	0.14%
29%	46%	19%	60%	29%	88%

Financial highlights

Delaware Healthcare Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		10/1/14
Year ended		to	Year ended

3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13	9/30/12

$18.530	$20.440	$20.700	$17.230	$11.960	$10.370

0.210	0.101	0.031	0.050	0.031	0.086
1.979	(0.447)	1.843	3.840	5.304	2.290

2.189	(0.346)	1.874	3.890	5.335	2.376

(0.223)	(0.221)	(0.062)	—	(0.065)	(0.031)
(1.216)	(1.343)	(2.072)	(0.420)	—	(0.755)

(1.439)	(1.564)	(2.134)	(0.420)	(0.065)	(0.786)

$19.280	$18.530	$20.440	$20.700	$17.230	$11.960

12.53%	(2.20% )	9.49%	23.00%	44.86%	24.26%

$137,621	$156,600	$179,357	$186,791	$85,535	$8,566
1.13%	1.12%	1.11%	1.10%	1.13%	1.30%
1.13%	1.12%	1.11%	1.10%	1.13%	1.33%
1.09%	0.50%	0.31%	0.26%	0.20%	0.77%
1.09%	0.50%	0.31%	0.26%	0.20%	0.74%
29%	46%	19%	60%	29%	88%

Notes to financial statements
Delaware Healthcare Fund	March 31, 2017

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Smid Cap Growth Fund, and Delaware Small Cap Growth Fund. These financial statements and the related notes pertain to Delaware Healthcare Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term capital growth through capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Sept. 30, 2013–March 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At March 31, 2017, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are

Notes to financial statements

Delaware Healthcare Fund

1. Significant Accounting Policies (continued)

paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2017.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended March 31, 2017, the Fund earned $858 under this agreement.

During the year ended March 31, 2017, the Fund frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Fund maintains a negative cash balance and the Fund’s investments decrease in value, the Fund’s losses will be greater than if the Fund did not maintain a negative cash balance. The Fund is required to pay interest to the custodian on negative cash balances. During the year ended March 31, 2017, the Fund incurred approximately $234,091 in overdraft fees at an average rate of 1.07%, and this fee is included on the “Statement of operations” under “Custodian fees.” During the year ended March 31, 2017, the Fund had an average outstanding overdraft balance of 6.18% based on the average net assets.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of the average daily net assets of the Fund; 0.80% on the next $500 million; 0.75% on the next $1.5 billion; and 0.70% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value (NAV) basis. For the year ended March 31, 2017, the Fund was charged $19,139 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended March 31, 2017, the Fund was charged $82,572 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended March 31, 2017, the Fund was charged $8,978 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2017, DDLP earned $57,813 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2017, DDLP received gross CDSC commissions of $424 and $11,137 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended March 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year

Notes to financial statements

Delaware Healthcare Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

ended March 31, 2017, the Fund engaged in securities sales of $9,317,596, which resulted in net realized gains of $1,455,809.

3. Investments

For the year ended March 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$123,303,364
Sales	253,923,425

At March 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$298,172,179

Aggregate unrealized appreciation of investments	$91,650,686
Aggregate unrealized depreciation of investments	(26,747,125)

Net unrealized appreciation of investments	$64,903,561

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Biotechnology	$58,488,257	$—	$—	$58,488,257
Blue Chip Medical Products	191,784,913	—	—	191,784,913
Healthcare Services	31,102,210	—	—	31,102,210
Other	32,232,726	—	444,000	32,676,726
Small/Mid-Cap Medical Products	48,977,734	—	—	48,977,734
Rights	—	—	45,900	45,900

Total Value of Securities	$362,585,840	$—	$489,900	$363,075,740

During the year ended March 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. We did not present a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary

Notes to financial statements

Delaware Healthcare Fund

4. Dividend and Distribution Information (continued)

income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2017 and 2016 was as follows:

	Year ended
	3/31/17	3/31/16
Ordinary income	$3,311,542	$4,442,782
Long-term capital gains	23,880,633	31,843,702

Total	$27,192,175	$36,286,484

The Fund paid capital gains on foreign securities. These gains were designated as long-term capital gain distributions.

5. Components of Net Assets on a Tax Basis

As of March 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$284,846,597
Undistributed ordinary income	11,227,954
Capital loss carryforwards	(5,664,908)
Net unrealized appreciation on investments	64,881,413

Net assets	$355,291,056

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, sale of passive foreign investment companies and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2017, the Fund recorded the following reclassifications:

Undistributed net investment income	$9,763,638
Accumulated net realized loss	(9,763,638)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term
$2,720,768	$2,944,140

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/17	3/31/16
Shares sold:
Class A	2,199,283	3,270,473
Class C	349,840	1,067,587
Class R	117,210	188,062
Institutional Class	3,416,806	3,225,489

Shares issued upon reinvestment of dividends and distributions:
Class A	711,678	792,777
Class C	249,736	225,192
Class R	21,150	20,021
Institutional Class	443,440	596,511

	7,509,143	9,386,112

Shares redeemed:
Class A	(5,531,937)	(4,110,903)
Class C	(1,611,866)	(1,037,739)
Class R	(187,807)	(169,612)
Institutional Class	(5,170,818)	(4,148,498)

	(12,502,428)	(9,466,752)

Net decrease	(4,993,285)	(80,640)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended March 31, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
Year ended 3/31/17	1,229,949	9,919	—	—	1,234,733	$23,318,652
Year ended 3/31/16	1,403	4,386	593	595	5,586	$125,669

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under

Notes to financial statements

Delaware Healthcare Fund

7. Line of Credit (continued)

the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of March 31, 2017, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended March 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2017, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which are disclosed as “Net realized gain (loss) on foreign currency exchange contracts” on the “Statement of operations.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended March 31, 2017.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts	USD	52,865	USD	94,905

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to

Notes to financial statements

Delaware Healthcare Fund

9. Securities Lending (continued)

changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended March 31, 2017, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund is a nondiversified fund that concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2017, there were no Rule 144A securities held by the Fund.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

Effective April 3, 2017, Delaware Investments® Family of Funds became Delaware FundsSM by Macquarie and Delaware Investments changed its name to Macquarie Investment Management (MIM). MIM is the marketing name for the companies comprising the asset management division of Macquarie Group Limited. Certain entities providing services to the Funds have also changed their names to reflect the use of the MIM name.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV

and Shareholders of Delaware Healthcare Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Healthcare Fund (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2017

Other Fund information (Unaudited)

Delaware Healthcare Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	87.82%
(B) Ordinary Income Distributions* (Tax Basis)	12.18%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	23.94%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 53.37%. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1,4]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Ann D. Borowiec[2]	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Ann D. Borowiec is not a director, officer, or employee of the Delaware Funds’ investment manager or any of its affiliates, other than serving as a trustee/director of the Delaware Funds. Nonetheless, she has been designated as an “Interested Trustee” solely by virtue of being a director of two banking entities that may enter into principal transactions with, or receive distribution-related payments with respect to, funds and other accounts managed by the Delaware Funds’ investment manager (or by certain of its advisory affiliates) or their sub-advisors.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[3]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.
Chief Executive Officer	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Private Investor	62	None
(March 2004–Present)

Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

44

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)
Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

46

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group		Director —
		HSBC USA Inc.
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Audit Committee
Mergers & Acquisitions		Member—Okabena Company
(January 2003–January 2006), and Vice President and Treasurer
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[4]
in various capacities at
different times at
Delaware Investments.
Daniel V. Geatens has served	62	None[4]
in various capacities at
different times at
Delaware Investments.
Richard Salus has served	62	None[4]
in various executive capacities
at different times at
Delaware Investments.
[4]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

47

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC- 0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

48

Annual report

US equity mutual fund

Delaware Small Cap Growth Fund

March 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Growth Fund at delawarefunds.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Small Cap Growth Fund	April 11, 2017 (Unaudited)

Performance preview (for the period ended March 31, 2017)
Delaware Small Cap Growth Fund (Institutional Class shares) return since June 30, 2016 (inception)	+12.93%
Delaware Small Cap Growth Fund (Class A shares) return since June 30, 2016 (inception)	+12.69%
Russell 2000® Growth Index (benchmark) return since June 30, 2016	+19.17%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Growth Fund, please see the table on page 4.

Institutional Class Shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

By many measures, the fiscal period from the Fund’s inception on June 30, 2016, through March 31, 2017, was marked by continued, although gradual, economic improvements, both in the United States and overseas. In the US, energy prices regained some stability, the Federal Reserve raised interest rates twice, housing starts and existing-home sales were relatively strong, and unemployment continued its downward drift to 4.5%, the lowest rate since May 2007. New job creation, robust through much of the period, showed signs of cooling off in March; nonetheless, there were signs of wage inflation, and employers in some industries complained about worker shortages.

There were noticeable improvements overseas as well. Europe and the United Kingdom showed signs of sustained economic recovery, despite the unexpected outcome of the Brexit vote just prior to the Fund’s inception. Japan’s economy came back sharply with earnings growth and some wage inflation late in the fiscal period. China’s economy also showed signs of renewed strength as industrial production and retail sales advanced sharply in the first months of 2017.

We continue to focus on early-stage demand trends that are creating powerful investment opportunities and to invest in competitively advantaged companies with what we believe to be significant growth potential. We believe identifying major demand trends early and investing in the leaders of these trends should lead to attractive results for our clients.

1

Portfolio management review

Delaware Small Cap Growth Fund

Yet it was the US presidential election that took center stage and exerted the greatest influence over market activity late in the fiscal period. In the last three months of 2016, as the possibility of a Donald Trump presidency increased and ultimately became a reality, so did the lure of reduced regulation, lower taxes, and infrastructure projects. Companies that were value-oriented or cyclical in nature, such as banks, chemicals, manufacturing, and materials outperformed dramatically, while more secular growth-oriented companies, including consumer, healthcare and technology, underperformed.

The chasm that opened between value and growth stocks during calendar year 2016 was remarkable. An analysis of the companies in the Russell 2000 Growth Index, segmented into quintiles, reveals that companies with the highest growth characteristics – those in the top quintile – on average underperformed the overall index by 19.7 percentage points in 2016, while companies in the bottom two quintiles, those with the lowest growth characteristics, outperformed the overall index by more than 8.0 percentage points on average. The same phenomenon was evident in a second analysis of the same index that examined dividend-paying companies versus non dividend-paying companies, the latter being typical of the highest-growth stocks. In that study, dividend-paying stocks outperformed their nonpaying counterparts by 19.4 percentage points. (Source: FactSet.)

While growth companies performed modestly well in the third quarter of 2016 and again in the first quarter of 2017, the shift in sentiment that resulted from the US election dealt a severe blow to growth stocks, particularly those with the highest growth characteristics. In the final months of the fiscal period, however, there were some signs that investors were beginning to question the longevity of the post-election value rally. While it appeared to us that business could count on some degree of regulation through executive action, the failure of the American Health Care Act in Congress called into question the likelihood that other pro-business policies – including tax revisions and infrastructure projects – would be realized. That opened the door to renewed interest in growth stocks late in the fiscal period.

Fund performance

For the fiscal period from June 30, 2016 to March 31, 2017, Delaware Small Cap Growth Fund Institutional Class shares returned +12.93%. The Fund’s Class A shares returned +12.69% at net asset value and +6.19% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 2000 Growth Index, returned +19.17%. For complete annualized performance of Delaware Small Cap Growth Fund, please see the table on page 4.

While we primarily focus on individual stock selection, on a sector level strong relative performance in industrials was offset by weak relative performance in healthcare and materials. The Fund pursues a pure growth strategy, insisting on the highest levels of growth or secular opportunities across the economy. The combination of that approach and investors’ fourth-quarter flight to value, as previously mentioned, was a significant headwind to the Fund’s overall performance for the fiscal period.

United Rentals, the largest equipment rental company in the US, contributed to the Fund’s performance during the fiscal period. Shares of the company performed well throughout the period, but gained sharply following the November election, as investors sought to take advantage of the Trump administration’s plan to increase infrastructure spending. The company operates 880 branches in 49 states and 10 Canadian provinces. Its general rentals segment provides general construction and industrial equipment, including backhoes, forklifts, earth-moving equipment and aerial work platforms. Through its

2

trench, power and pump segment, the company rents trench-safety equipment, and power and heating, ventilation, and air conditioning (HVAC) equipment. The company serves construction and industrial companies as well as municipalities.

Arista Networks, a telecommunications equipment manufacturer that competes with Cisco Systems in the high-end market for network switches and related equipment, also contributed to the Fund’s performance. The firm provides cloud networking solutions, designed to improve overall speed and security, for telecommunications services and enterprises. Arista Networks’ shares more than doubled during the fiscal period. After a fairly consistent run through 2016, the shares got a strong boost in February 2017 following the release of Arista’s fourth-quarter earnings report that exceeded sales and earnings expectations. Notably, we think the gains in Arista’s shares during the period resulted primarily from the company’s strong fundamentals and its ability to execute, and had little to do with the US presidential election.

Adeptus Health detracted from the Fund’s performance during the fiscal period. Based in Texas, the company operates through several subsidiaries that provide emergency rooms, on-site laboratories and diagnostic services in Arizona, Colorado, and Texas. After going public in 2014, the company initially achieved rapid growth in both locations and revenue. Beginning in 2015 and continuing into 2016, however,

Adeptus Health’s growth slowed. Not only are its facilities an expensive alternative to urgent-care centers, it accepted only private insurance until recently. As its inability to continue on its rapid growth path became apparent, the company’s shares sold off. We exited the Fund’s position in October 2016.

Nutanix, a leader in hyperconverged solutions for cloud-based platforms, also detracted from the Fund’s performance. Founded in 2009, the company went public last year and quickly disappointed investors with substantial losses. As the fiscal period came to a close, management’s guidance did little to soothe concerns. We trimmed the Fund’s position in response, but still retain some exposure to the company. Nutanix has had problems delivering on its commitments, but we think its issues are likely to be transitory (it’s not unusual for a growth company to stumble and then recover). We remain confident that there is opportunity for the company’s technology, which enables data centers to achieve significant economies of scale by combining storage and processing applications in a single box.

We continue to focus on early-stage demand trends that are creating powerful investment opportunities and to invest in competitively advantaged companies with what we believe to be significant growth potential. We believe identifying major demand trends early and investing in the leaders of these trends should lead to attractive results for our clients.

3

Performance summary

Delaware Small Cap Growth Fund	March 31, 2017 (Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawarefunds.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1,2

Average annual total returns through March 31, 2017 Lifetime
Class A (Est. June 30, 2016)
Excluding sales charge	+12.69%
Including sales charge	+6.19%
Class C (Est. June 30, 2016)
Excluding sales charge	+12.09%
Including sales charge	+11.09%
Class R (Est. June 30, 2016)
Excluding sales charge	+12.57%
Including sales charge	+12.57%
Institutional Class
(Est. June 30, 2016)
Excluding sales charge	+12.93%
Including sales charge	+12.93%
Russell 2000 Growth Index	+19.17%*

*The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

4

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Fund’s overall performance than would be the case for a more diversified fund.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.05% of the Fund’s average daily net assets during the period from June 30, 2016 through March 31, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	3.85%	4.60%	4.10%	3.60%
(without fee waivers)
Net expenses	1.30%	2.05%	1.55%	1.05%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from June 30, 2016 through

July 29, 2017.

5

Performance summary

Delaware Small Cap Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from June 30, 2016 (Fund’s inception),

through March 31, 2017

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on June 30, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Growth Index as of June 30, 2016. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DSGDX	24610A604
Class C	DSGEX	24610A703
Class R	DSGFX	24610A885
Institutional Class	DSGGX	24610A802

7

Disclosure of Fund expenses

For the period from October 1, 2016 to March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from Oct. 1, 2016 to March 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$972.50	1.30%	$6.39
Class C	1,000.00	969.30	2.05%	10.07
Class R	1,000.00	972.40	1.55%	7.62
Institutional Class	1,000.00	974.50	1.05%	5.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Class R	1,000.00	1,017.20	1.55%	7.80
Institutional Class	1,000.00	1,019.70	1.05%	5.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10
equity holdings
Delaware Small Cap Growth Fund	As of March 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	99.66%
Consumer Discretionary	21.29%
Consumer Staples	3.61%
Energy	7.39%
Financials	2.39%
Healthcare	21.42%
Industrials	16.26%
Information Technology	20.91%
Materials	3.16%
Real Estate	1.79%
Telecommunication Services	1.44%
Total Value of Securities	99.66%
Receivables and Other Assets Net of Liabilities	0.34%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
US Silica Holdings	4.80%
MiMedx Group	4.60%
MarineMax	4.57%
American Woodmark	4.50%
Pacira Pharmaceuticals	4.50%
LGI Homes	4.50%
AMN Healthcare Services	4.46%
Brunswick	4.00%
Neurocrine Biosciences	3.74%
JetBlue Airways	3.68%

10

Schedule of investments
Delaware Small Cap Growth Fund	March 31, 2017

	Number of shares	Value (U.S. $)
Common Stock – 99.66%²
Consumer Discretionary – 21.29%
Brunswick	3,815	$233,478
Five Below †	4,955	214,601
LGI Homes †	7,748	262,735
MarineMax †	12,345	267,269
Ollie’s Bargain Outlet Holdings †	2,535	84,923
Shake Shack Class A †	5,410	180,694
		1,243,700
Consumer Staples – 3.61%
Amplify Snack Brands †	21,310	179,004
elf Beauty †	1,105	31,824
		210,828
Energy – 7.39%
RSP Permian †	3,650	151,219
US Silica Holdings	5,845	280,501
		431,720
Financials – 2.39%
Evercore Partners Class A	1,790	139,441
		139,441
Healthcare – 21.42%
AMN Healthcare Services †	6,425	260,855
Collegium Pharmaceutical †	7,792	78,387
Intercept Pharmaceuticals †	1,431	161,846
MiMedx Group †	28,225	268,984
Neurocrine Biosciences †	5,045	218,449
Pacira Pharmaceuticals †	5,765	262,884
		1,251,405
Industrials – 16.26%
American Woodmark †	2,865	263,007
Apogee Enterprises	2,848	169,769
JetBlue Airways †	10,420	214,756
Oshkosh	2,430	166,674
Trex †	543	37,679
United Rentals †	785	98,164
		950,049
Information Technology – 20.91%
Acacia Communications †	3,103	181,898
Ambarella †	1,305	71,397
Inphi †	4,185	204,312
LogMein	1,725	168,187
MaxLinear Class A †	5,020	140,811
Nutanix Class A †	1,945	36,508
Proofpoint †	1,735	129,014

11

Schedule of investments

Delaware Small Cap Growth Fund

	Number of shares	Value (U.S. $)
Common Stock² (continued)
Information Technology (continued)
RingCentral Class A †	2,685	$75,985
Yelp †	6,520	213,530
		1,221,642
Materials – 3.16%
Scotts Miracle-Gro Class A	646	60,330
United States Steel	3,675	124,252
		184,582
Real Estate – 1.79%
QTS Realty Trust	2,150	104,813
		104,813
Telecommunication Services – 1.44%
Cogent Communications Holdings	1,955	84,163
		84,163
Total Common Stock (cost $5,629,635)		5,822,343

Total Value of Securities – 99.66% (cost $5,629,635)		$5,822,343

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

12

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Statement of assets and liabilities
Delaware Small Cap Growth Fund	March 31, 2017

Assets:
Investments, at value[1]	$5,822,343
Receivable for securities sold	204,008
Receivable from investment manager	2,363
Dividends and interest receivable	1,151
Total assets	6,029,865
Liabilities:
Cash overdraft	22,019
Payable for securities purchased	163,547
Other accrued expenses payable	1,646
Dividend disbursing and transfer agent fees and expenses payable to affiliates	98
Distribution fees payable to affiliates	65
Accounting and administration expenses payable to affiliates	23
Trustees’ fees and expenses payable	15
Legal fees payable to affiliates	11
Reports and statements to shareholders expenses payable to affiliates	10
Total liabilities	187,434
Total Net Assets	$5,842,431

Net Assets Consist of:
Paid-in capital	$5,404,529
Accumulated net realized gain on investments	245,194
Net unrealized appreciation of investments	192,708
Total Net Assets	$5,842,431

14

Net Asset Value
Class A:
Net assets	$184,465
Shares of beneficial interest outstanding, unlimited authorization, no par	20,000
Net asset value per share	$9.22
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.78

Class C:
Net assets	$30,708
Shares of beneficial interest outstanding, unlimited authorization, no par	3,348
Net asset value per share	$9.17

Class R:
Net assets	$5,622
Shares of beneficial interest outstanding, unlimited authorization, no par	611
Net asset value per share	$9.20

Institutional Class:
Net assets	$5,621,636
Shares of beneficial interest outstanding, unlimited authorization, no par	608,387
Net asset value per share	$9.24

[1]Investments, at cost	$5,629,635

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware Small Cap Growth Fund	June 30, 2016* to March 31, 2017

Investment Income:
Dividends	$15,371
Securities lending income	6,810
Interest	348

22,529

Expenses:
Management fees	31,808
Distribution expenses – Class A	156
Distribution expenses – Class C	128
Distribution expenses – Class R	21
Registration fees	64,437
Legal fees	30,983
Audit and tax fees	30,066
Reports and statements to shareholders expenses	24,232
Custodian fees	2,563
Dividend disbursing and transfer agent fees and expenses	1,553
Accounting and administration expenses	1,325
Trustees’ fees and expenses	190
Other	8,662

196,124
Less expenses waived	(151,338)
Less expense paid indirectly	(2)

Total operating expenses	44,784

Net Investment Loss	(22,255)

Net Realized and Unrealized Gain:
Net realized gain on investments	475,426
Net unrealized appreciation of investments	192,708

Net Realized and Unrealized Gain	668,134

Net Increase in Net Assets Resulting from Operations	$645,879

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

16

Statement of changes in net assets

Delaware Small Cap Growth Fund

6/30/16 * to 3/31/17

Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(22,255)
Net realized gain	475,426
Net unrealized appreciation	192,708

Net increase in net assets resulting from operations	645,879

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(2,595)
Class C	(504)
Class R	(206)
Institutional Class	(204,679)

(207,984)

Capital Share Transactions:
Proceeds from shares sold:
Class A	183,733
Class C	30,231
Class R	5,027
Institutional Class	5,008,824

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,563
Class C	473
Class R	175
Institutional Class	173,977

5,405,003

Cost of shares redeemed:
Class A	(467)

Increase in net assets derived from capital share transactions	5,404,536

Net Increase in Net Assets	5,842,431

Net Assets:
Beginning of period	—

End of period	$5,842,431

Undistributed net investment income	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights

Delaware Small Cap Growth Fund

Selected data for each share of the Fund outstanding throughout the period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:

Net investment loss[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

18

Class A 6/30/16[1] to 3/31/17	Class C 6/30/16[1] to 3/31/17	Class R 6/30/16[1] to 3/31/17	Institutional Class 6/30/16[1] to 3/31/17
$8.500	$8.500	$8.500	$8.500

(0.054)	(0.105)	(0.071)	(0.036)
1.123	1.124	1.120	1.125

1.069	1.019	1.049	1.089

(0.349)	(0.349)	(0.349)	(0.349)

(0.349)	(0.349)	(0.349)	(0.349)

$9.220	$9.170	$9.200	$9.240

12.69%	12.09%	12.57%	12.93%

$184	$31	$6	$5,621
1.30%	2.05%	1.55%	1.05%
4.87%	5.62%	5.12%	4.62%
(0.77% )	(1.52% )	(1.02% )	(0.52% )
(4.34% )	(5.09% )	(4.59% )	(4.09% )
145%	145%	145%	145%

19

Notes to financial statements
Delaware Small Cap Growth Fund	March 31, 2017

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Small Cap Growth Fund, and Delaware Smid Cap Growth Fund. These financial statements and the related notes pertain to Delaware Small Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation  –  Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes  –  No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions expected to be taken on the Fund’s federal income tax return for the tax year ended March 31, 2017, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting  –  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

20

Repurchase Agreements  –  The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At March 31, 2017, the Fund held no investments in repurchase agreements.

Use of Estimates  –  The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other  –  Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the period June 30, 2016* through March 31, 2017.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly”. During the period June 30, 2016* through March 31, 2017, the Fund earned $2 under this agreement.

* Date of commencement of operations.

21

Notes to financial statements

Delaware Small Cap Growth Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.05% of the Fund’s average daily net assets from June 30, 2016* through March 31, 2017.** These waivers and reimbursements may only be terminated by agreement DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative NAV basis. For the period June 30, 2016* through March 31, 2017, the Fund was charged $198 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. For the period June 30, 2016* through March 31, 2017, the Fund was charged $853 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that

22

provide legal, tax, and regulatory reporting services to the Fund. For the period June 30, 2016* through March 31, 2017, the Fund was charged $600 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the period June 30, 2016* through March 31, 2017, DDLP earned $395 for commissions on sales of the Fund’s Class A shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the period June 30, 2016* through March 31, 2017, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the period June 30, 2016* through March 31, 2017, the Fund engaged in securities sales of $37,859, which resulted in net realized gain of $1.

*	Date of commencement of operations.
**	The aggregate contractual waiver period covering this report is from June 30, 2016 through July 29, 2017.

3. Investments

For the period June 30, 2016* through March 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$13,193,185
Sales	8,038,828

At March 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$5,749,369

Aggregate unrealized appreciation of investments	$508,241
Aggregate unrealized depreciation of investments	(435,267)

Net unrealized appreciation of investments	$72,974

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market

23

Notes to financial statements

Delaware Small Cap Growth Fund

3. Investments (continued)

participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2017:

Securities:	Level 1
Assets:
Common Stock	$5,822,343

During the period June 30, 2016* through March 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At March 31, 2017, there were no Level 3 investments.

* Date of commencement of operations.

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4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period June 30, 2016* through March 31, 2017 was as follows:

06/30/16* to 3/31/17
Ordinary income	$207,984

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of March 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$5,404,529
Undistributed ordinary income	364,928
Net unrealized appreciation on investments	72,974

Net assets	$5,842,431

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to sale of passive foreign investment companies and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the period June 30, 2016* through March 31, 2017 the Fund recorded the following reclassifications:

Undistributed net investment income	$22,255
Accumulated net realized gain on investments	(22,248)
Paid-in capital	(7)

* Date of commencement of operations.

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Notes to financial statements

Delaware Small Cap Growth Fund

6. Capital Shares

Transactions in capital shares were as follows:

6/30/16* to 3/31/17
Shares sold:
Class A	19,765
Class C	3,295
Class R	591
Institutional Class	589,013

Shares issued upon reinvestment of dividends and distributions:
Class A	286
Class C	53
Class R	20
Institutional Class	19,374

632,397

Shares redeemed:
Class A	(51)

Net increase	632,346

*	Date of commencement of operations.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of March 31, 2017, or at any time during the period then ended.

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8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

At March 31, 2017, the Fund had no assets and liabilities subject to offsetting provisions.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

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Notes to financial statements

Delaware Small Cap Growth Fund

9. Securities Lending (continued)

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities. A Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At March 31, 2017, the fund has no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are

28

liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2017, there were no Rule 144A securities held by the Fund.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

13. Subsequent Events

Effective April 3, 2017, Delaware Investments® Family of Funds became Delaware FundsSM by Macquarie and Delaware Investments changed its name to Macquarie Investment Management (MIM). MIM is the marketing name for the companies comprising the asset management division of Macquarie Group Limited. Certain entities providing services to the Fund have also changed their names to reflect the use of the MIM name.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV

and Shareholders of Delaware Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Growth Fund (one of the series constituting Delaware Group® Equity Funds IV, hereafter referred to as the “Fund”) as of March 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2016 (commencement of operations) through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2017

30

Other Fund information (Unaudited)

Delaware Small Cap Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period June 30, 2016* through March 31, 2017, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distribution (Tax Basis)[1]	100.00%
Total Distributions (Tax Basis)	100.00%
(B) Qualifying dividends[2]	2.16%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1For the period June 30, 2016* through March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 2.13%. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

[2]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the period June 30, 2016* through March 31, 2017, certain interest income paid by the Fund, has been determined to be Short-Term Capital Gains, and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2017, the Fund has reported maximum distributions of Short-Term Capital Gains of $207,984.

*Date of commencement of operations.

31

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [4] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015
President and Chief Executive Officer
since August 2015
Ann D. Borowiec[2]	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Ann D. Borowiec is not a director, officer, or employee of the Delaware Funds’ investment manager or any of its affiliates, other than serving as a trustee/director of the Delaware Funds. Nonetheless, she has been designated as an “Interested Trustee” solely by virtue of being a director of two banking entities that may enter into principal transactions with, or receive distribution-related payments with respect to, funds and other accounts managed by the Delaware Funds’ investment manager (or by certain of its advisory affiliates) or their sub-advisors.

32

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as President of Delaware Investments[3] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	Director — Banco Santander International Director — Santander Bank, N.A.

Private Investor (March 2004–Present)	62	None
Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

[3]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

33

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

34

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)
Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

35

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

36

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Audit Committee
Mergers & Acquisitions		Member—Okabena Company
(January 2003–January 2006), and Vice President and Treasurer
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[4]
in various capacities at different times at
Delaware Investments.
Daniel V. Geatens has served	62	None[4]
in various capacities at different times at
Delaware Investments.
Richard Salus has served	62	None[4]
in various executive capacities at different times at
Delaware Investments.

[4]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

37

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Former Chief Executive
Delaware Investments®	Private Wealth Management	Philadelphia, PA	Officer
Family of Funds Philadelphia, PA	J.P. Morgan Chase & Co. New York, NY	Lucinda S. Landreth	Banco Itaú International Miami, FL
Former Chief Investment
Thomas L. Bennett	Joseph W. Chow	Officer Assurant, Inc. New York, NY
Chairman of the Board Delaware Investments Family of Funds Private Investor Rosemont, PA	Former Executive Vice President State Street Corporation Boston, MA		Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN

Affiliated officers
David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

38

Annual report

US equity mutual fund

Delaware Smid Cap Growth Fund

March 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Smid Cap Growth Fund at delawarefunds.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Smid Cap Growth Fund	April 11, 2017 (Unaudited)

Performance preview (for the year ended March 31, 2017)
Delaware Smid Cap Growth Fund (Institutional Class shares)	1-year return	+1.33%
Delaware Smid Cap Growth Fund (Class A shares)	1-year return	+1.13%
Russell 2500™Growth Index (benchmark)	1-year return	+19.77%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Smid Cap Growth Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Effective July 1, 2016, the Small/Mid-Cap Growth team of Delaware Management Company replaced the Fund’s sub-advisor, Jackson Square Partners. In connection with the investment team change, the board approved certain changes to the Fund’s investment strategy.

By many measures, the fiscal year ended March 31, 2017, was marked by continued, although gradual, economic improvements, both in the United States and overseas. In the US, energy prices regained some stability, the Federal Reserve raised interest rates twice, housing starts and existing-home sales were relatively strong, and unemployment continued its downward drift to 4.5%, the lowest rate since May 2007. New job creation, robust through much of the period, showed signs of cooling off in March; nonetheless, there were signs of wage inflation, and employers in some industries complained about worker shortages.

There were noticeable improvements overseas as well. Europe and the United Kingdom showed signs of sustained economic recovery, despite the unexpected outcome of the Brexit vote in June 2016. Japan’s economy came back sharply with earnings growth and some wage inflation late in the fiscal year. China’s economy also showed signs of renewed strength as industrial production

We continue to focus on early-stage demand trends that are creating powerful investment opportunities and to invest in competitively advantaged companies with what we believe to be significant growth potential. We believe identifying major demand trends early and investing in the leaders of these trends should lead to attractive results for our clients.

1

Portfolio management review

Delaware Smid Cap Growth Fund

and retail sales advanced sharply in the first months of 2017.

Yet it was the US presidential election that took center stage and exerted the greatest influence over market activity late in the fiscal period. In the last three months of 2016, as the possibility of a Donald Trump presidency increased and ultimately became a reality, so did the lure of reduced regulation, lower taxes, and infrastructure projects. Companies that were value-oriented or cyclical in nature, such as banks, chemicals, manufacturing, and materials, outperformed dramatically. More secular growth-oriented companies, including consumer, healthcare, and technology, underperformed.

The chasm that opened between value and growth stocks during calendar year 2016 was quite significant. An analysis of the companies in the Russell 2500 Growth Index, segmented into quintiles, reveals that companies with the highest growth characteristics – those in the top quintile – on average underperformed the overall index by 17.0 percentage points in 2016, while companies in the bottom two quintiles, those with the lowest growth characteristics, outperformed the overall index by more than 6.0 percentage points on average. The same phenomenon was evident in a second analysis of the same index that examined dividend-paying companies versus non dividend-paying companies, the latter being typical of the highest-growth stocks. In that study, dividend-paying stocks outperformed their nonpaying counterparts by 14.3 percentage points. (Source: FactSet.)

While growth companies performed modestly well in the third quarter of 2016 and again in the first quarter of 2017, the shift in sentiment that resulted from the US election dealt a severe blow to growth stocks, particularly those with the highest growth characteristics. In the final months of the Fund’s fiscal year, however, there were some signs that investors were beginning to question the longevity of the post-election value rally. While it appeared to us that business could count on some degree of regulation through executive action, the failure of the American Health Care Act in Congress called into question the likelihood that other probusiness policies – including tax revisions and infrastructure projects – would be realized. That opened the door to renewed interest in growth stocks late in the fiscal year.

Fund performance

For the fiscal year ended March 31, 2017, Delaware Smid Cap Growth Fund Institutional Class shares returned +1.33%. The Fund’s Class A shares returned +1.13% at net asset value and -4.69% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 2500 Growth Index, returned +19.77%. For complete annualized performance of Delaware Smid Cap Growth Fund, please see the table on page 4.

While we primarily focus on individual stock selection, on a sector level strong relative performance in industrials and energy was offset by weak relative performance in information technology and healthcare. The Fund pursues a pure growth strategy, focusing on the highest levels of growth or secular opportunities across the economy. The combination of that approach and investors’ fourth-quarter flight to value, as previously mentioned, was a significant headwind to the Fund’s overall performance for the fiscal year.

United Rentals, the largest equipment rental company in the US, contributed to the Fund’s performance during the fiscal year. Shares of the company performed well throughout the fiscal period, but gained sharply following the November election, as investors sought to take advantage of the Trump administration’s plan to increase infrastructure spending. The company operates 880 branches in 49 states and 10 Canadian provinces. Its general rentals segment provides general construction and industrial equipment,

2

including backhoes, forklifts, earth-moving equipment, and aerial work platforms. Through its trench, power, and pump segment, the company rents trench-safety equipment, and power and heating, ventilation, and air conditioning (HVAC) equipment. The company serves construction and industrial companies as well as municipalities.

Arista Networks, a telecommunications equipment manufacturer that competes with Cisco Systems in the high-end market for network switches and related equipment, also contributed to the Fund’s performance. The firm provides cloud networking solutions, designed to improve overall speed and security, for telecommunications services and enterprises. Arista Networks’ shares more than doubled during the fiscal period. After a fairly consistent run through 2016, the shares got a strong boost in February 2017 following the release of Arista’s fourth-quarter earnings report that exceeded sales and earnings expectations. Notably, we think the gains in Arista’s shares during the period resulted primarily from the company’s strong fundamentals and its ability to execute, and had little to do with the US presidential election.

Adeptus Health detracted from the Fund’s performance during the fiscal period. Based in Texas, the company operates through several subsidiaries that provide emergency rooms, onsite laboratories, and diagnostic services in Arizona, Colorado, and Texas. After going public in 2014, the company initially achieved rapid growth in both locations and revenue. Beginning in 2015 and continuing into 2016, however,

Adeptus Health’s growth slowed. Not only are its facilities an expensive alternative to urgent-care centers, it accepted only private insurance until recently. As its inability to continue on its rapid growth path became apparent, the company’s shares sold off. We exited the Fund’s position in October 2016.

Amplify Snack Brands, a participant in the better-for-you foods movement, also detracted from the Fund’s performance during the fiscal year. Perhaps best known for its SkinnyPop® ready-to-eat popcorn, the company was founded in 2014 and is focused on the development and marketing of healthier snacks. In August 2016, the company made an aggressive acquisition of UK snack maker Tyrrells that seemed to be well received, but subsequently ran into problems bringing new products to market. That failure to execute resulted in pushing back growth targets, and the stock sold off. Nonetheless, we have maintained the Fund’s position. We think the company’s execution issues are transitory, as it’s not unusual for a growth company to stumble and subsequently recover.

We continue to focus on early-stage demand trends that are creating powerful investment opportunities and to invest in competitively advantaged companies with what we believe to be significant growth potential. We believe identifying major demand trends early and investing in the leaders of these trends should lead to attractive results for our clients.

3

Performance summary

Delaware Smid Cap Growth Fund	March 31, 2017 (Unaudited)

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawarefunds.com/ performance. Current performance may be lower or higher than the performance data quoted. Fund and benchmark performance1,2

Average annual total returns through March 31, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. March 27, 1986)
Excluding sales charge	+1.13%	+8.40%	+8.70%	+12.95%
Including sales charge	-4.69%	+7.12%	+8.06%	+12.73%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.30%	+7.59%	+7.89%	+8.18%
Including sales charge	-0.19%	+7.59%	+7.89%	+8.18%
Class R (Est. June 2, 2003)
Excluding sales charge	+0.87%	+8.13%	+8.46%	+9.86%
Including sales charge	+0.87%	+8.13%	+8.46%	+9.86%
Institutional Class
(Est. Nov. 9, 1992)
Excluding sales charge	+1.33%	+8.66%	+9.00%	+9.81%
Including sales charge	+1.33%	+8.66%	+9.00%	+9.81%
Class R6 (Est. May 2, 2016)
Excluding sales charge	n/a	n/a	n/a	+0.88%*
Including sales charge	n/a	n/a	n/a	+0.88%*
Russell 2500 Growth Index	+19.77%	+12.17%	+8.47%	+9.01%**

*Returns are as of the Fund’s Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime return was +18.63% and is as of the month-end prior to the Class R6 inception date.

** The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are

4

currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Holding a relatively concentrated portfolio of a limited number of securities may increase risk because each investment has a greater effect on the Fund’s overall performance than would be the case for a more diversified fund.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.19%	1.94%	1.44%	0.94%	0.83%
(without fee waivers)
Net expenses	1.19%	1.94%	1.44%	0.94%	0.83%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary

Delaware Smid Cap Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2007, through March 31, 2017

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on March 31, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2007. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201
Class R6	DFZRX	24610A505

7

Disclosure of Fund expenses

For the six-month period from October 1, 2016 to March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2016 to March 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Smid Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Annualized Expense Ratio	Expenses Paid During Period 10/1/16 to 3/31/17*
Actual Fund return†
Class A	$1,000.00	$963.50	1.21%	$5.92
Class C	1,000.00	959.50	1.96%	9.58
Class R	1,000.00	962.40	1.46%	7.14
Institutional Class	1,000.00	964.50	0.96%	4.70
Class R6	1,000.00	965.00	0.84%	4.12
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.90	1.21%	$6.09
Class C	1,000.00	1,015.16	1.96%	9.85
Class R	1,000.00	1,017.65	1.46%	7.34
Institutional Class	1,000.00	1,020.14	0.96%	4.84
Class R6	1,000.00	1,020.74	0.84%	4.23

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware Smid Cap Growth Fund	As of March 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	99.84%
Consumer Discretionary	19.50%
Consumer Staples	2.63%
Energy	7.23%
Financials	2.70%
Healthcare	21.62%
Industrials	24.03%
Materials	2.26%
Real Estate	2.46%
Technology	17.41%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Pacira Pharmaceuticals	4.81%
American Woodmark	4.72%
Brunswick	4.47%
JetBlue Airways	3.68%
US Silica Holdings	3.62%
Diamondback Energy	3.61%
Yelp	3.56%
MiMedx Group	3.53%
Apogee Enterprises	3.50%
LGI Homes	3.47%

10

Schedule of investments
Delaware Smid Cap Growth Fund	March 31, 2017

	Number of shares	Value (U.S. $)

Common Stock – 99.84%

Consumer Discretionary – 19.50%
Bright Horizons Family Solutions †	344,300	$24,958,307
Brunswick	691,750	42,335,100
Jack in the Box	199,850	20,328,742
LGI Homes †	969,325	32,869,811
Lululemon athletica †	110,050	5,708,293
MarineMax †	1,102,400	23,866,960
Shake Shack Class A †	701,950	23,445,130
Wynn Resorts	95,500	10,945,255

		184,457,598

Consumer Staples – 2.63%
Amplify Snack Brands †	2,958,100	24,848,040

		24,848,040

Energy – 7.23%
Diamondback Energy †	329,250	34,148,164
US Silica Holdings	713,250	34,228,867

		68,377,031

Financials – 2.70%
Signature Bank †	172,150	25,545,339

		25,545,339

Healthcare – 21.62%
ABIOMED †	177,918	22,275,334
Align Technology †	166,600	19,110,686
AMN Healthcare Services †	588,125	23,877,875
Collegium Pharmaceutical †	804,024	8,088,481
Intercept Pharmaceuticals †	227,400	25,718,940
MiMedx Group †	3,502,325	33,377,157
Neurocrine Biosciences †	613,975	26,585,117
Pacira Pharmaceuticals †	999,075	45,557,820

		204,591,410

Industrials – 24.03%
Acuity Brands	86,175	17,579,700
American Woodmark †	486,275	44,640,045
Apogee Enterprises	555,750	33,128,257
Fortune Brands Home & Security	228,325	13,893,576
HD Supply Holdings †	91,150	3,748,544
JetBlue Airways †	1,690,300	34,837,083
Lennox International	156,925	26,253,553
Trex †	379,375	26,324,831
United Rentals †	215,800	26,985,790

		227,391,379

11

Schedule of investments
Delaware Smid Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials – 2.26%
Steel Dynamics	614,675	$21,366,103

		21,366,103

Real Estate – 2.46%
QTS Realty Trust	477,950	23,300,063

		23,300,063

Technology – 17.41%
Acacia Communications †	373,400	21,888,708
Ambarella †	255,100	13,956,521
Arista Networks †	199,277	26,358,369
Inphi †	469,350	22,913,667
Nutanix Class A †	369,225	6,930,353
Paycom Software †	8,603	494,759
Proofpoint †	261,475	19,443,281
Splunk †	307,050	19,126,145
Yelp †	1,027,700	33,657,175

		164,768,978

Total Common Stock (cost $876,463,122)		944,645,941

Total Value of Securities – 99.84% (cost $876,463,122)		$944,645,941

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

12

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Statement of assets and liabilities
Delaware Smid Cap Growth Fund	March 31, 2017

Assets:
Investments, at value[1]	$944,645,941
Receivables for securities sold	17,112,908
Receivable for fund shares sold	1,181,021
Foreign tax reclaims receivable	456,774
Dividends and interest receivable	386,947

Total assets	963,783,591

Liabilities:
Cash overdraft	6,135,376
Payable for securities purchased	8,063,424
Payable for fund shares redeemed	2,049,461
Investment management fees payable to affiliates	590,672
Other accrued expenses payable	551,274
Distribution fees payable to affiliates	191,203
Dividend disbursing and transfer agent fees and expenses payable to affiliates	16,157
Accounting and administration expenses payable to affiliates	3,762
Trustees’ fees and expenses payable	2,561
Legal fees payable to affiliates	2,016
Reports and statements to shareholders expenses payable to affiliates	1,762

Total liabilities	17,607,668

Total Net Assets	$946,175,923

Net Assets Consist of:
Paid-in capital	$869,269,268
Distributions in excess of net investment income	(2,093,964)
Accumulated net realized gain on investments	10,832,960
Net unrealized appreciation of investments	68,182,819
Net unrealized depreciation of foreign currencies	(15,160)

Total Net Assets	$946,175,923

14

Net Asset Value
Class A:
Net assets	$653,453,078
Shares of beneficial interest outstanding, unlimited authorization, no par	37,154,279
Net asset value per share	$17.59
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$18.66

Class C:
Net assets	$49,266,345
Shares of beneficial interest outstanding, unlimited authorization, no par	5,418,824
Net asset value per share	$9.09

Class R:
Net assets	$16,731,059
Shares of beneficial interest outstanding, unlimited authorization, no par	1,029,644
Net asset value per share	$16.25

Institutional Class:
Net assets	$226,723,420
Shares of beneficial interest outstanding, unlimited authorization, no par	9,646,781
Net asset value per share	$23.50

Class R6:
Net assets	$2,021
Shares of beneficial interest outstanding, unlimited authorization, no par	86
Net asset value per share	$23.50

[1] Investments, at cost	$876,463,122

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware Smid Cap Growth Fund	Year ended March 31, 2017

Investment Income:
Dividends	$5,766,470
Securities lending income	1,037,517
Interest	71,453
Foreign tax withheld	(53,845)

6,821,595

Expenses:
Management fees	8,037,766
Distribution expenses – Class A	1,833,083
Distribution expenses – Class C	605,933
Distribution expenses – Class R	91,730
Dividend disbursing and transfer agent fees and expenses	1,778,952
Accounting and administration expenses	353,043
Reports and statements to shareholders expenses	136,336
Legal fees	121,802
Registration fees	108,084
Custodian fees	77,186
Trustees’ fees and expenses	56,754
Audit and tax fees	35,654
Other	42,292

13,278,615
Less expense paid indirectly	(1,640)

Total operating expenses	13,276,975

Net Investment Loss	(6,455,380)

16

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$278,473,626
Redemptions in kind*	2,742,097
Foreign currencies	(91,755)
Foreign currency exchange contracts	62,484

Net realized gain	281,186,452

Net change in unrealized appreciation (depreciation) of:
Investments	(264,362,671)
Foreign currencies	(19,049)

Net change in unrealized appreciation (depreciation)	(264,381,720)

Net Realized and Unrealized Gain	16,804,732

Net Increase in Net Assets Resulting from Operations	$10,349,352

*See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets

Delaware Smid Cap Growth Fund

	Year ended
	3/31/17	3/31/16
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,455,380)	$68,511
Net realized gain	281,186,452	150,959,098
Net change in unrealized appreciation (depreciation)	(264,381,720)	(123,710,496)

Net increase in net assets resulting from operations	10,349,352	27,317,113

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(65,496)	—
Class R6	(2)	—

Net realized gain:
Class A	(247,793,070)	(81,345,435)
Class C	(29,094,420)	(10,164,060)
Class R	(6,307,944)	(1,983,921)
Institutional Class	(75,598,086)	(37,334,654)
Class R6	(560)	—

	(358,859,578)	(130,828,070)

Capital Share Transactions:
Proceeds from shares sold:
Class A	34,261,987	32,942,834
Class C	4,985,200	4,104,926
Class R	5,448,678	8,398,941
Institutional Class	116,337,047	143,310,292
Class R6	2,000	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	239,467,233	78,519,296
Class C	28,027,489	8,051,879
Class R	6,304,290	1,983,903
Institutional Class	74,454,526	36,823,008
Class R6	562	—

	509,289,012	314,135,079

18

	Year ended
	3/31/17	3/31/16
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(165,873,224)	$(98,061,309)
Class C	(22,105,902)	(15,133,810)
Class R	(7,616,868)	(7,354,371)
Institutional Class	(325,905,673)	(83,853,253)

	(521,501,667)	(204,402,743)

Increase (decrease) in net assets derived from capital share transactions	(12,212,655)	109,732,336

Net Increase (Decrease) in Net Assets	(360,722,881)	6,221,379

Net Assets:
Beginning of year	1,306,898,804	1,300,677,425

End of year	$946,175,923	$1,306,898,804

Undistributed (distributions in excess of) net investment income	$(2,093,964)	$58,081

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware Smid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended		10/1/14 to	Year ended
3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13	9/30/12

$ 27.040	$ 29.410	$ 29.120	$ 28.960	$ 24.930	$ 21.180

(0.139)	(0.008)	0.076	(0.106)	(0.064)	(0.070)
(0.077)	0.646	4.336	1.345	5.676	4.766
(0.216)	0.638	4.412	1.239	5.612	4.696

(9.234)	(3.008)	(4.122)	(1.079)	(1.582)	(0.946)
(9.234)	(3.008)	(4.122)	(1.079)	(1.582)	(0.946)

$ 17.590	$ 27.040	$ 29.410	$ 29.120	$ 28.960	$ 24.930

1.13%	2.26%	16.02%	4.19%	24.34%	22.54%

$653,453	$787,583	$838,620	$779,507	$956,010	$931,398
1.21%	1.20%	1.22%	1.19%	1.19%	1.22%
1.21%	1.20%	1.22%	1.19%	1.24%	1.25%
(0.60% )	(0.03% )	0.53%	(0.36% )	(0.25% )	(0.29% )
(0.60% )	(0.03% )	0.53%	(0.36% )	(0.30% )	(0.32% )
159%	24%	8%	26%	14%	20%

21

Financial highlights

Delaware Smid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended		10/1/14 to	Year ended
3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13	9/30/12

$18.760	$21.460	$ 22.340	$ 22.620	$ 19.970	$ 17.250

(0.195)	(0.159)	(0.024)	(0.254)	(0.201)	(0.198)
(0.241)	0.467	3.266	1.053	4.433	3.864
(0.436)	0.308	3.242	0.799	4.232	3.666

(9.234)	(3.008)	(4.122)	(1.079)	(1.582)	(0.946)
(9.234)	(3.008)	(4.122)	(1.079)	(1.582)	(0.946)

$ 9.090	$18.760	$ 21.460	$ 22.340	$ 22.620	$ 19.970

0.30%	1.53%	15.60%	3.39%	23.42%	21.68%

$49,266	$67,633	$ 79,901	$ 77,021	$ 88,886	$ 88,316
1.96%	1.95%	1.97%	1.94%	1.94%	1.95%
1.96%	1.95%	1.97%	1.94%	1.94%	1.95%
(1.35% )	(0.78% )	(0.22% )	(1.11% )	(1.00% )	(1.02% )
(1.35% )	(0.78% )	(0.22% )	(1.11% )	(1.00% )	(1.02% )
159%	24%	8%	26%	14%	20%

23

Financial highlights

Delaware Smid Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended		10/1/14 to	Year ended
3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13	9/30/12

$25.770	$ 28.240	$ 28.150	$ 28.100	$ 24.290	$ 20.700

(0.185)	(0.076)	0.038	(0.175)	(0.125)	(0.123)
(0.101)	0.614	4.174	1.304	5.517	4.659
(0.286)	0.538	4.212	1.129	5.392	4.536

(9.234)	(3.008)	(4.122)	(1.079)	(1.582)	(0.946)
(9.234)	(3.008)	(4.122)	(1.079)	(1.582)	(0.946)

$16.250	$ 25.770	$ 28.240	$ 28.150	$ 28.100	$ 24.290

0.87%	1.99%	15.85%	3.92%	24.06%	22.29%

$16,731	$ 18,768	$ 17,416	$ 16,936	$ 17,428	$ 11,764
1.46%	1.45%	1.47%	1.44%	1.44%	1.45%
1.46%	1.45%	1.47%	1.44%	1.54%	1.55%
(0.85% )	(0.28% )	0.28%	(0.61% )	(0.50% )	(0.52% )
(0.85% )	(0.28% )	0.28%	(0.61% )	(0.60% )	(0.62% )
159%	24%	8%	26%	14%	20%

25

Financial highlights

Delaware Smid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended March 31, 2015, the Fund changed its fiscal year end from September to March. Ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended		10/1/14 to	Year ended
3/31/17	3/31/16	3/31/15[1]	9/30/14	9/30/13	9/30/12

$ 32.830	$ 34.980	$ 33.890	$ 33.460	$ 28.480	$ 24.010

(0.107)	0.075	0.132	(0.040)	(0.001)	(0.006)
0.019	0.783	5.080	1.549	6.563	5.422
(0.088)	0.858	5.212	1.509	6.562	5.416

(0.008)	—	—	—	—	—
(9.234)	(3.008)	(4.122)	(1.079)	(1.582)	(0.946)
(9.242)	(3.008)	(4.122)	(1.079)	(1.582)	(0.946)

$ 23.500	$ 32.830	$ 34.980	$ 33.890	$ 33.460	$ 28.480

1.33%	2.54%	16.13%	4.44%	24.66%	22.90%

$226,724	$432,915	$364,740	$337,183	$224,829	$217,946
0.96%	0.95%	0.97%	0.94%	0.94%	0.95%
0.96%	0.95%	0.97%	0.94%	0.94%	0.95%
(0.35% )	0.22%	0.78%	(0.11% )	0.00%	(0.02% )
(0.35% )	0.22%	0.78%	(0.11% )	0.00%	(0.02% )
159%	24%	8%	26%	14%	20%

27

Financial highlights

Delaware Smid Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout the period were as follows:

5/2/16[1] to 3/31/17

Net asset value, beginning of period	$33.010

Loss from investment operations:
Net investment loss[2]	(0.054)
Net realized and unrealized loss	(0.184)
Total from investment operations	(0.238)

Less dividends and distributions from:
Net investment income	(0.038)
Net realized gain	(9.234)
Total dividends and distributions	(9.272)

Net asset value, end of period	$23.500

Total return[3]	0.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2
Ratio of expenses to average net assets	0.84%
Ratio of expenses to average net assets prior to fees waived	0.84%
Ratio of net investment loss to average net assets	(0.21% )
Ratio of net investment loss to average net assets prior to fees waived	(0.21% )
Portfolio turnover	159% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Portfolio turnover is representative of the Fund for the entire year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

28

Notes to financial statements
Delaware Smid Cap Growth Fund	March 31, 2017

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Healthcare Fund, Delaware Smid Cap Growth Fund, and Delaware Small Cap Growth Fund. These financial statements and the related notes pertain to Delaware Smid Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees. Class R6 commenced operations on May 2, 2016.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation  –  Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes  –  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company

29

Notes to financial statements

Delaware Smid Cap Growth Fund

1. Significant Accounting Policies (continued)

under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Sept. 30, 2013–March 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At March 31, 2017, the Fund held no investments in repurchase agreement.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

30

financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended March 31, 2017.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2017.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended March 31, 2017, the Fund earned $1,640 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on average daily net assets in excess of $2.5 billion.

31

Notes to financial statements

Delaware Smid Cap Growth Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value (NAV) basis. For the year ended March 31, 2017, the Fund was charged $52,662 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2017, the Fund was charged $227,231 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on Oct. 11, 2010. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same rate, the blended rate based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended March 31, 2017, the Fund was charged $25,058 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

32

For the year ended March 31, 2017, DDLP earned $32,987 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2017, DDLP received gross CDSC commissions of $43 and $1,875 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended March 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2017, the Fund engaged in securities sales of $85,287,680, which resulted in net realized gain of $2,249.

3. Investments

For the year ended March 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,745,621,633
Sales	2,057,352,836

At March 31, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$878,984,027

Aggregate unrealized appreciation of investments	$115,737,148
Aggregate unrealized depreciation of investments	(50,075,234)

Net unrealized appreciation of investments	$65,661,914

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

33

Notes to financial statements

Delaware Smid Cap Growth Fund

3. Investments (continued)

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2017:

Securities	Level 1
Assets:
Common Stock	$944,645,941

During the year ended March 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

34

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended March 31, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2017 and 2016 was as follows:

	Year ended
	3/31/17	3/31/16
Ordinary income	$303,398	$4,131,896
Long-term capital gains	358,556,180	126,696,174

Total	$358,859,578	$130,828,070

The Fund paid capital gains on foreign securities. These gains were designated as long-term capital gain distributions.

5. Components of Net Assets on a Tax Basis

As of March 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$869,269,268
Undistributed long-term capital gains	13,353,865
Qualified late year ordinary loss deferrals	(2,093,964)
Net unrealized appreciation on investments, foreign currencies, and derivatives	65,646,754

Net assets	$946,175,923

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Qualified late year losses represent losses realized from Jan. 1, 2017 through March 31, 2017, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and in-kind redemptions. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$4,368,833
Accumulated net realized gain	(2,720,243)
Paid-in capital	(1,648,590)

35

Notes to financial statements

Delaware Smid Cap Growth Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/17	3/31/16
Shares sold:
Class A	1,537,467	1,165,233
Class C	388,478	210,130
Class R	252,667	307,945
Institutional Class	4,034,439	4,158,023
Class R6	61	—

Shares issued upon reinvestment of dividends and distributions:
Class A	14,382,418	2,928,733
Class C	3,247,681	431,968
Class R	409,369	77,587
Institutional Class	3,347,776	1,132,319
Class R6	25	—

	27,600,381	10,411,938

Shares redeemed:
Class A	(7,892,305)	(3,485,814)
Class C	(1,823,380)	(759,321)
Class R	(360,589)	(274,119)
Institutional Class	(10,923,654)	(2,529,292)

	(20,999,928)	(7,048,546)

Net increase	6,600,453	3,363,392

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended March 31, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended 3/31/17	440,698	20,732	—	338,770	$8,036,478
Year ended 3/31/16	5,822	9,271	237	10,151	344,347

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or

36

emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of March 31, 2017, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts  –  The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended March 31, 2017, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

37

Notes to financial statements

Delaware Smid Cap Growth Fund

8. Derivatives (continued)

During the year ended March 31, 2017, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which are disclosed as “Net realized gain (loss) on foreign currency exchange contracts” on the “Statement of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended March 31, 2017.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	—	USD	164,581

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral

38

shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At March 31, 2017, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of March 31, 2017, there were no Rule 144A securities held by the Fund.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

39

Notes to financial statements

Delaware Smid Cap Growth Fund

11. Contractual Obligations (continued)

Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. In-Kind Redemption

During the year ended March 31, 2017, the Fund satisfied withdrawal requests with transfers of securities and cash of $52,654,112, resulting in net realized gains of $2,742,097.

13. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

14. Subsequent Events

Effective April 3, 2017, Delaware Investments® Family of Funds became Delaware FundsSM by Macquarie and Delaware Investments changed its name to Macquarie Investment Management (MIM). MIM is the marketing name for the companies comprising the asset management division of Macquarie Group Limited. Certain entities providing services to the Funds have also changed their names to reflect the use of the MIM name.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in the Fund’s financial statements.

40

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV

and Shareholders of Delaware Smid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Smid Cap Growth Fund (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2017

41

Other Fund information (Unaudited)

Delaware Smid Cap Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2017, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	99.92%
(B) Ordinary Income Distribution* (Tax Basis)	0.08%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions

* For the fiscal year ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100.00%. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [4] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015
Ann D. Borowiec[2] 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Ann D. Borowiec is not a director, officer, or employee of the Delaware Funds’ investment manager or any of its affiliates, other than serving as a trustee/director of the Delaware Funds. Nonetheless, she has been designated as an “Interested Trustee” solely by virtue of being a director of two banking entities that may enter into principal transactions with, or receive distribution-related payments with respect to, funds and other accounts managed by the Delaware Funds’ investment manager (or by certain of its advisory affiliates) or their sub-advisors.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[3]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.
Chief Executive Officer	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Private Investor	62	None
(March 2004–Present)
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)
Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013)—		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Audit Committee
Mergers & Acquisitions		Member — Okabena Company
(January 2003–January 2006), and Vice President and Treasurer
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[4]
in various capacities at different times at
Delaware Investments.
Daniel V. Geatens has served	62	None[4]
in various capacities at different times at
Delaware Investments.
Richard Salus has served	62	None[4]
in various executive capacities at different times at
Delaware Investments.
[4]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware Investments ® Family of Funds Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Investments Family of Funds Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Smid Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC- 0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware Group Equity Funds IV (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware FundsSM by Macquarie investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Funds has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Funds’ financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Funds for certain time periods, the Funds’ filings with the SEC that contain the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Funds.

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $85,829 for the fiscal year ended March 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $58,610 for the fiscal year ended March 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,471 for the fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,314 for the fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $10,036,000 for the registrant’s fiscal years ended March 31, 2017 and March 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS IV

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 6, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 6, 2017